UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

New Mountain Finance Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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EXPLANATORY NOTE

New Mountain Finance Corporation (the “Company”) is filing these definitive additional materials to clarify that the 2021 Annual Meeting of Stockholders (the "Meeting") will be held on April 30, 2021 at 2:00 p.m. Due to administrative error, a Notice of Internet Availability of Proxy Materials was sent to stockholders on March 12, 2021 stating that the Meeting would be held on April 22, 2021 at 9:00 a.m. Attached hereto is: (1) a copy of the updated Notice of Internet Availability of Proxy Materials that was sent to stockholders on March 17, 2021, which contains the accurate date and time of the Meeting; (2) a copy of the Notice from the Company to stockholders which clarifies that the Meeting will be held on April 30, 2021 at 2:00 p.m. instead of April 22, 2021 at 9:00 a.m.; and (3) a copy of the Notice of Internet Availability of Proxy Materials sent on March 12, 2021 that contained the incorrect Meeting date of April 22, 2021 at 9:00 a.m.

Your Vote Counts! NEW MOUNTAIN FINANCE CORPORATION 2021 Annual Meeting Vote by April 29, 2021 11:59 PM ET NEW MOUNTAIN FINANCE CORPORATION 787 SEVENTH AVENUE 49TH FLOOR NEW YORK, NY 10019 D42178-P52165 You invested in NEW MOUNTAIN FINANCE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 30, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* April 30, 2021 2:00 p.m., Eastern Time www.virtualshareholdermeeting.com/NMFC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance Corporation until 2024, or until their respective successors are duly elected and qualify. Nominees: John R. Kline David Ogens Adam B. Weinstein To ratify the appointment of Deloitte & Touche LLP to serve as New Mountain Finance Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Board Recommends For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D42179-P52165

 IMPORTANT NOTICE ABOUT YOUR NEW MOUNTAIN FINANCE
CORPORATION ANNUAL MEETING MATERIAL

Dear Shareholder:

Recently you received proxy materials for New Mountain Finance Corporation which contained an incorrect annual meeting date. Please note the date for the 2021 annual shareholder meeting is April 30, 2021.

It is very important that we receive your vote for this proxy mailing. Enclosed is a corrected meeting notice.

We apologize for any inconvenience this may have caused you.

March 17, 2021

NEW MOUNTAIN FINANCE CORPORATION 787 SEVENTH AVENUE 49TH FLOOR NEW YORK, NY 10019 D37989-P52165 You invested in NEW MOUNTAIN FINANCE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 22, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 8, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* April 22, 2021 9:00 a.m., Eastern Time www.virtualshareholdermeeting.com/NMFC2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D37990-P52165